                                                           Exhibit 4(b)





                   ----------------------------------------
                   ----------------------------------------





                         AMENDED AND RESTATED DECLARATION

                                    OF TRUST

                           MediaOne Finance Trust II

                            Dated as of May  , 1998






                   ----------------------------------------
                   ----------------------------------------

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS

Section 1.1.   Definitions.. . . . . . . . . . . . . . . . . . . . . . . . . . 1

                                  ARTICLE II
                             TRUST INDENTURE ACT

Section 2.1.   Trust Indenture Act; Application. . . . . . . . . . . . . . . . 7
Section 2.2.   Lists of Holders of Securities. . . . . . . . . . . . . . . . . 7
Section 2.3.   Reports by the Property Trustee.. . . . . . . . . . . . . . . . 7
Section 2.4.   Periodic Reports to Property Trustee. . . . . . . . . . . . . . 8
Section 2.5.   Evidence of Compliance with Conditions Precedent. . . . . . . . 8
Section 2.6.   Events of Default; Waiver.. . . . . . . . . . . . . . . . . . . 8
Section 2.7.   Event of Default; Notice. . . . . . . . . . . . . . . . . . . . 9

                                   ARTICLE III
                                   ORGANIZATION

Section 3.1.   Name. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
Section 3.2.   Office. . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
Section 3.3.   Purpose.. . . . . . . . . . . . . . . . . . . . . . . . . . . .10
Section 3.4.   Authority.. . . . . . . . . . . . . . . . . . . . . . . . . . .10
Section 3.5.   Title to Property of the Trust. . . . . . . . . . . . . . . . .11
Section 3.6.   Powers and Duties of the Regular Trustees.. . . . . . . . . . .11
Section 3.7.   Prohibition of Actions by the Trust and the Trustees. . . . . .13
Section 3.8.   Powers and Duties of the Property Trustee.. . . . . . . . . . .14
Section 3.9.   Certain Duties and Responsibilities of the Property Trustee.. .16
Section 3.10.  Certain Rights of Property Trustee. . . . . . . . . . . . . . .17
Section 3.11.  Delaware Trustee. . . . . . . . . . . . . . . . . . . . . . . .19
Section 3.12.  Execution of Documents. . . . . . . . . . . . . . . . . . . . .20
Section 3.13.  Not Responsible for Recitals or Issuance of Securities. . . . .20
Section 3.14.  Duration of Trust.. . . . . . . . . . . . . . . . . . . . . . .20
Section 3.15.  Mergers.. . . . . . . . . . . . . . . . . . . . . . . . . . . .20

                                  ARTICLE IV
                                   SPONSOR

Section 4.1.   Sponsor's Purchase of Common Securities.. . . . . . . . . . . .22

                                       i


Section 4.2.   Responsibilities of the Sponsor.. . . . . . . . . . . . . . . .22

                                   ARTICLE V
                                   TRUSTEES

Section 5.1.   Number of Trustees. . . . . . . . . . . . . . . . . . . . . . .22
Section 5.2.   Delaware Trustee. . . . . . . . . . . . . . . . . . . . . . . .23
Section 5.3.   Property Trustee; Eligibility.. . . . . . . . . . . . . . . . .23
Section 5.4.   Qualifications of Regular Trustees and Delaware Trustee
               Generally . . . . . . . . . . . . . . . . . . . . . . . . . . .24
Section 5.5.   Initial Trustees. . . . . . . . . . . . . . . . . . . . . . . .24
Section 5.6.   Appointment, Removal and Resignation of Trustees. . . . . . . .25
Section 5.7.   Vacancies among Trustees. . . . . . . . . . . . . . . . . . . .26
Section 5.8.   Effect of Vacancies.. . . . . . . . . . . . . . . . . . . . . .26
Section 5.9.   Meetings. . . . . . . . . . . . . . . . . . . . . . . . . . . .26
Section 5.10.  Delegation of Power.. . . . . . . . . . . . . . . . . . . . . .27

                                   ARTICLE VI
                                 DISTRIBUTIONS

Section 6.1.   Distributions.. . . . . . . . . . . . . . . . . . . . . . . . .27

                                   ARTICLE VII
                              ISSUANCE OF SECURITIES

Section 7.1.   General Provisions Regarding Securities.. . . . . . . . . . . .27

                                  ARTICLE VIII
                         DISSOLUTION AND TERMINATION OF TRUST

Section 8.1.   Dissolution and Termination of Trust. . . . . . . . . . . . . .28

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

Section 9.1.   Transfer of Securities. . . . . . . . . . . . . . . . . . . . .29
Section 9.2.   Transfer of Certificates. . . . . . . . . . . . . . . . . . . .29
Section 9.3.   Deemed Security Holders.. . . . . . . . . . . . . . . . . . . .30
Section 9.4.   Book Entry Interests. . . . . . . . . . . . . . . . . . . . . .30
Section 9.5.   Notices to Clearing Agency. . . . . . . . . . . . . . . . . . .31
Section 9.6.   Appointment of Successor Clearing Agency. . . . . . . . . . . .31
Section 9.7.   Definitive Preferred Security Certificates. . . . . . . . . . .31
Section 9.8.   Mutilated, Destroyed, Lost or Stolen Certificates.. . . . . . .32

                                    ARTICLE X
                          LIMITATION OF LIABILITY OF
                  HOLDERS OF SECURITIES, TRUSTTEES OR OTHERS

Section 10.1.  Liability . . . . . . . . . . . . . . . . . . . . . . . . . . 32
Section 10.2.  Exculpation . . . . . . . . . . . . . . . . . . . . . . . . . 33
Section 10.3.  Fiduciary Duty. . . . . . . . . . . . . . . . . . . . . . . . 33
Section 10.4.  Indemnification . . . . . . . . . . . . . . . . . . . . . . . 34
Section 10.5.  Outside Businesses. . . . . . . . . . . . . . . . . . . . . . 34

                                    ARTICLE XI
                                    ACCOUNTING

Section 11.1.  Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . 35
Section 11.2.  Certain Accounting Matters. . . . . . . . . . . . . . . . . . 35
Section 11.3.  Banking . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
Section 11.4.  Withholding . . . . . . . . . . . . . . . . . . . . . . . . . 36

                                    ARTICLE XII
                              AMENDMENTS AND MEETINGS

Section 12.1.  Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . 36
Section 12.2.  Meetings of the Holders of Securities; Action by Written
               Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . 37

                                   ARTICLE XIII
                 REPRESENTATIONS OF THE PROPERTY TRUSTEE AND
                               THE DELAWARE TRUSTEE

Section 13.1.  Representations and Warranties of Property Trustee. . . . . . 39
Section 13.2.  Representations and Warranties of Delaware Trustee. . . . . . 40

                                   ARTICLE XIV
                                  MISCELLANEOUS

Section 14.1.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
Section 14.2.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . 41
Section 14.3.  Intention of the Parties. . . . . . . . . . . . . . . . . . . 42
Section 14.4.  Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . 42
Section 14.5.  Successors and Assigns. . . . . . . . . . . . . . . . . . . . 42
Section 14.6.  Partial Enforceability. . . . . . . . . . . . . . . . . . . . 42
Section 14.7.  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . 42
Section 14.8.  Of Trust Indenture Act Section of of 1939, as amended
               Declaration . . . . . . . . . . . . . . . . . . . . . . . . . iv

                               CROSS-REFERENCE TABLE*

    Section of
Trust Indenture Act                                                  Section of
of 1939, as amended                                                  Declaration
-------------------                                                  -----------
310(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5.3(a)
310(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5.3(c)
310(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Inapplicable
311(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.2(b)
311(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.2(b)
311(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Inapplicable
312(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.2(a)
312(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.2(b)
313. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.3
314(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.4
314(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Inapplicable
314(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.5
314(d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Inapplicable
314(f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Inapplicable
315(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3.9(b)
315(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.8
315(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3.9(a)
315(d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3.9(a)
316(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Exhibit A, 2.6
316(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3.6(e)

-----------------



* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                                AMENDED AND RESTATED
                                DECLARATION OF TRUST
                                         OF
                             MediaOne Finance Trust II

                                      May    , 1998

          AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and
effective as of May     , 1998 by the undersigned trustees (together with all
other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), U S WEST, Inc. (to be renamed "MediaOne Group, Inc."), a Delaware corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

          WHEREAS, certain of the Trustees and the Sponsor established a trust (the "Trust") under the Delaware Business Trust Act pursuant to a Declaration of Trust, dated as of April 9, 1998 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of Delaware on April 13, 1998, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer and the Debenture Guarantee of the Sponsor endorsed thereon;

          WHEREAS, as of the date hereof, no interests in the Trust have been issued;

          WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

          NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I
                        INTERPRETATION AND DEFINITIONS

Section 1.1.   DEFINITIONS.

               Unless the context otherwise requires:

               (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.1;

               (b) a term defined anywhere in this Declaration has the same meaning throughout;

               (c) all references to "the Declaration" or "this Declaration" are to this Amended and Restated Declaration of Trust as modified, supplemented or amended from time to time;

               (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

               (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration; and

               (f) a reference to the singular includes the plural and vice versa.

               "AFFILIATE" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

               "AUTHORIZED OFFICER" of a Person means any Person that is authorized to bind such Person.

               "BOOK ENTRY INTEREST" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

               "BUSINESS DAY" means any day other than a day on which banking institutions in New York, New York are authorized or required by law to close.

               "BUSINESS TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 DEL. C. Sections 3801 ET SEQ., as it may be amended from time to time.

               "CERTIFICATE" means a Common Security Certificate or a Preferred Security Certificate.

               "CLEARING AGENCY" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

               "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

               "CLOSING DATE" means                               .

               "CODE" means the Internal Revenue Code of 1986, as amended.

               "COMMON SECURITY" has the meaning specified in Section 7.1.

               "COMMON SECURITIES GUARANTEE" means the guarantee agreement to be dated as of _______________________ of the Sponsor in respect of the Common Securities.

               "COMMON SECURITY CERTIFICATE" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex II to Exhibit A.

               "COVERED PERSON" means:

               (a) any officer, director, shareholder, partner, member, representative, employee or agent of:

                    (i)   the Trust; or

                    (ii)  the Trust's Affiliates; and

               (b)  any Holder of Securities.

               "DEALER MANAGER AGREEMENT" means the Dealer Manager Agreement for the offering and sale of Preferred Securities in the form of Exhibit C.

               "DEBENTURE GUARANTEE" means the guarantee by the Sponsor of the Debentures endorsed thereon.

               "DEBENTURE ISSUER" means MediaOne Group Funding, Inc., a Delaware corporation.

               "DEBENTURE TRUSTEE" means Norwest Bank Minnesota, National Association, as trustee under the Indenture until a successor is appointed thereunder and thereafter means such successor trustee.

               "DEBENTURES" means the series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee pursuant to Section 3.6(c), a specimen certificate for such series of Debentures being Exhibit B.

               "DELAWARE TRUSTEE" has the meaning set forth in Section 5.2.

               "DEFINITIVE PREFERRED SECURITY CERTIFICATES" has the meaning set forth in Section 9.4.

               "DISTRIBUTION" means a distribution payable to Holders of Securities in accordance with Section 6.1.

               "DTC" means the Depository Trust Company, the initial Clearing Agency.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time or any successor legislation.

               "EVENT OF DEFAULT" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

               "GLOBAL CERTIFICATE" has the meaning set forth in Section 9.4.

               "HOLDER" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

               "INDEMNIFIED PERSON" means

               (i)    any Trustee;

               (ii)   any Affiliate of any Trustee;

               (iii) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee; or

               (iv)   any employee or agent of the Trust or its Affiliates.

               "INDENTURE" means the Indenture dated as of among the Debenture Issuer, U S WEST, Inc., a Delaware corporation, as guarantor, and Norwest Bank Minnesota, National Association, as trustee, as supplemented by a Second Supplemental Indenture dated as of among the Debenture Issuer, the Sponsor, as guarantor, and Norwest Bank Minnesota, National Association, as trustee, and any indenture supplemental thereto pursuant to which the Debentures and the Debenture Guarantee are to be issued.

               "INVESTMENT COMPANY" means an investment company as defined in the Investment Company Act.

               "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended from time to time or any successor legislation.

               "LEGAL ACTION" has the meaning set forth in Section 3.6(g).

               "MAJORITY IN LIQUIDATION AMOUNT OF THE SECURITIES" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, Holder(s) of Securities voting together as a single class or, as the context may require, Holder(s) of Preferred Securities or Common Securities voting separately as a class, who vote Securities of a relevant class and the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the Securities voted by such Holders represents more than 50% of the above stated liquidation amount of all Securities of such class.

               "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

               (a) a statement that each officer signing the Certificate has read the covenant or condition and the definition relating thereto;

               (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

               (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

               "PAYING AGENT" has the meaning specified in Section 3.8(h).

               "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

               "PREFERRED SECURITIES GUARANTEE" means the guarantee agreement to
be dated as of                              of the Sponsor in respect of the
Preferred Securities.

               "PREFERRED SECURITY" has the meaning specified in Section 7.1.

               "PREFERRED SECURITY BENEFICIAL OWNER" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

               "PREFERRED SECURITY CERTIFICATE" means a certificate representing a Preferred Security substantially in the form of Annex I to Exhibit A.

               "PROPERTY TRUSTEE" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

               "PROPERTY TRUSTEE ACCOUNT" has the meaning set forth in
Section 3.8(c).

               "QUORUM" means a majority of the Regular Trustees or if there are only two Regular Trustees, both of them.

               "REGULAR TRUSTEE" means any Trustee other than the Property Trustee and the Delaware Trustee.

               "RESPONSIBLE OFFICER" means, with respect to the Property Trustee, the chairman of the board of directors, the president, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

               "SECURITIES" means the Common Securities and the Preferred Securities.

               "SECURITIES ACT" means the Securities Act of 1933, as amended.

               "SPECIAL EVENT" has the meaning set forth in the terms of the Securities.

               "SPONSOR" means U S WEST, Inc., a Delaware corporation (to be renamed MediaOne Group, Inc.) or any permitted successor thereof under the Indenture, in its capacity as sponsor of the Trust.

               "SUCCESSOR PROPERTY TRUSTEE" means a successor Trustee possessing the qualifications to act as Property Trustee under Section 5.3(a).

               "10% IN LIQUIDATION AMOUNT OF THE SECURITIES" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, Holder(s) of Securities voting together as a single class or, as the context may require, Holder(s) of Preferred Securities or Common Securities, voting separately as a class, who vote Securities of a relevant class and the liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the Securities voted by such Holders represents 10% of the above stated liquidation amount of all Securities of such class.

               "TREASURY REGULATIONS" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

               "TRUSTEE" or "TRUSTEES" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

               "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended.

                                  ARTICLE II
                             TRUST INDENTURE ACT

Section 2.1.   TRUST INDENTURE ACT; APPLICATION.

               (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions;

               (b) the Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act;

               (c) if and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control; and

               (d) the application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

Section 2.2.   LISTS OF HOLDERS OF SECURITIES.

               (a) Each of the Sponsor, the Debenture Issuer and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, PROVIDED THAT none of the Sponsor, the Debenture Issuer or the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor, the Debenture Issuer and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in its capacity as Paying Agent (if acting in such capacity) PROVIDED THAT the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders; and

               (b) the Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and Section 312(b) of the Trust Indenture Act.

Section 2.3.   REPORTS BY THE PROPERTY TRUSTEE.

               Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Securities such reports as are required by
Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

Section 2.4.   PERIODIC REPORTS TO PROPERTY TRUSTEE.

               Each of the Sponsor, the Debenture Issuer, and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

Section 2.5.   EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

               Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration which relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section
 314(c)(1) may be given in the form of an Officers' Certificate.

Section 2.6.   EVENTS OF DEFAULT; WAIVER.

               (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences provided that if the underlying Event of Default under the Indenture:

                    (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                    (ii) requires the consent or vote of the holders of greater than a majority in principal amount of the Debentures affected thereby (a "Super Majority") to be waived, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

               (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, PROVIDED THAT, if the underlying Event of Default under the Indenture:

                    (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in the proviso to this Section 2.6(b), the Event of Default under the Declaration shall also be not waivable; or

                    (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in the proviso to this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding,

PROVIDED THAT, each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

               (c) A waiver of any Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration.

Section 2.7.   EVENT OF DEFAULT; NOTICE.

               (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities known to the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); PROVIDED, THAT, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers, of the Property Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities.

               (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                    (i) a default under Sections 6.01(a)(1) and 6.01(a)(2) of the Indenture; or

                    (ii) any default as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of the Declaration shall have obtained written notice of.

                                  ARTICLE III
                                 ORGANIZATION

Section 3.1.   NAME.

               The Trust is named "MediaOne Finance Trust II", as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

Section 3.2.   OFFICE.

               The address of the principal office of the Trust is 188 Inverness Drive West, Englewood, Colorado 80112. On ten Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

Section 3.3.   PURPOSE.

               The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures and the Debenture Guarantee, and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust. It is the intention of all of the parties hereto that the Trust created hereunder constitutes a "grantor trust" for federal income tax purposes under the Code, and all parties hereto, and the Holders of the Preferred Securities by the purchase of the Preferred Securities will be deemed to, agree to treat the Trust with such characterization. The provisions of this Agreement shall be interpreted consistently with such characterization.

Section 3.4.   AUTHORITY.

               Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property

Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

Section 3.5.   TITLE TO PROPERTY OF THE TRUST.

               Except as provided in Section 3.8 with respect to the Debentures, the Debenture Guarantee and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

Section 3.6.   POWERS AND DUTIES OF THE REGULAR TRUSTEES.

               The Regular Trustees shall have the exclusive power and authority and duty to cause the Trust to engage in the following activities:

               (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; PROVIDED, HOWEVER, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, PROVIDED FURTHER, there shall be no interests in the Trust other than the Securities and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

               (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

                    (i) execute and file with the Securities and Exchange Commission (the "Commission") the registration statement on Form S-4 prepared by the Sponsor in relation to the Preferred Securities, including any amendments thereto prepared by the Sponsor;

                    (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor as necessary in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

                    (iii) execute and file an application prepared by the Sponsor to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities;

                    (iv) execute and file with the Commission a registration statement on Form 8-A prepared by the Sponsor relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto prepared by the Sponsor; and

                    (v) execute; enter into and perform, on behalf of the Trust, the Dealer Manager Agreement providing for the sale of the Preferred Securities;

               (c) to acquire the Debentures and the Debenture Guarantee with the proceeds of the sale of the Preferred Securities and the Common Securities; PROVIDED, HOWEVER, that the Regular Trustees shall cause legal title to the Debentures and the Debenture Guarantee to be owned by and held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Common Securities;

               (d) to give the Debenture Issuer, the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event;

               (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including for the purposes of Section 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Common Securities as to such actions and applicable record dates;

               (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

               (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(f), the Property Trustee has the exclusive power to bring such Legal Action;

               (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

               (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

               (j)  to give the certificate to the Property Trustee required by
Section 314(a)(4) of the Trust Indenture Act which certificate may be executed by any Regular Trustee;

               (k) to incur expenses which are necessary or incidental to carrying out any of the purposes of the Trust;

               (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

               (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

               (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

               (o) to take all action which may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust was created;

               (p) to take any action, not inconsistent with this Declaration or with applicable law, which the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6 including, but not limited to:

                    (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                    (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                    (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

provided that such action does not adversely affect the interests of Holders;
and

               (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

               The Regular Trustees must exercise the powers set forth in this
Section 3.6 in a manner which is consistent with the purposes, functions and characterization for federal income tax purposes of the Trust set out in Section
3.3 and the Regular Trustees shall not take any action which is inconsistent with the purposes, functions and characterization for federal income tax purposes of the Trust set forth in Section 3.3.

               Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

Section 3.7.   PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES.

               (a) Notwithstanding any provision herein to the contrary, the Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

                    (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of

                           Securities pursuant to the terms of this Declaration and of the Securities;

                    (ii) acquire any assets other than as expressly provided herein;

                    (iii) possess Trust property for other than a Trust purpose;

                    (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                    (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                    (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                    (vii) other than as expressly provided in this Declaration and Exhibit A hereto, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures,
                           (B) waive any past default that is waivable under
                           Section 6.06 of the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

Section 3.8.   POWERS AND DUTIES OF THE PROPERTY TRUSTEE.

               (a) The legal title to the Debentures and the Debenture Guarantee shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures and the Debenture Guarantee shall vest automatically in each Person who may hereafter be appointed as Property Trustee as set forth in Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered;

               (b) the Property Trustee shall not transfer its right, title and interest in the Debentures and the Debenture Guarantee to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee);

               (c)  the Property Trustee shall:

                    (i) establish and maintain a segregated non-interest bearing bank account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the

                           Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures and Debenture Guarantee held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities and the Common Securities from the Property Trustee Account in accordance with
                           Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account which is maintained with a banking institution the rating on whose long term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                    (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                    (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Preferred Securities and the Common Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures and the Debenture Guarantee to Holders of Securities upon the Sponsor's election to dissolve the Trust in accordance with
                           Section 8.1(a)(v);

               (d) the Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities;

               (e) the Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act;

               (f) no resignation of the Property Trustee shall be effective unless either:

                    (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                    (ii) a Successor Property Trustee has been appointed and accepted that appointment in accordance with
                           Section 5.6;

               (g) the Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures and the Debenture Guarantee under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures and the Debenture Guarantee subject to the rights of the Holders pursuant to the terms of such Securities;

               (h) the Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to the Preferred Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee; and

               (i) subject to this Section 3.8, the Property Trustee shall have none of the powers or the authority of the Regular Trustees set forth in
Section 3.6;

               The Property Trustee must exercise the powers set forth in this
Section 3.8 in a manner which is consistent with the purposes, functions and characterization for federal income tax purposes of the Trust set forth in
Section 3.3 and the Property Trustee shall not take any action which is inconsistent with the purposes, functions and characterization for federal income tax purposes of the Trust set out in Section 3.3.

Section 3.9.   CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY TRUSTEE.

               (a) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiver of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration in Sections 2.2, 2.3, 2.7, 3.8, 3.9, 3.10 and 6.1 and in the terms of the Securities, and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

               (b) no provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                           (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration in Sections 2.2, 2.3, 2.7, 3.8, 3.9, 3.10 and 6.1
                                 and in the terms of the Securities, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                           (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                    (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                    (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration; and

                    (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 3.10.  CERTAIN RIGHTS OF PROPERTY TRUSTEE.

               (a)  Subject to the provisions of Section 3.9:

                    (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                    (ii) any act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                    (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                    (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (or any rerecording, refiling or registration thereof);

                    (v) the Property Trustee may consult with counsel and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                    (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity which would satisfy a reasonable person in the position of the Property Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee PROVIDED, THAT, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                    (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                    (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                    (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Property Trustee to so act, or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                    (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and
                           (iii) shall be protected in acting in accordance with such instructions; and

                    (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

               (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

Section 3.11.  DELAWARE TRUSTEE.

               Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees and the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

Section 3.12.  EXECUTION OF DOCUMENTS.

               Unless otherwise determined by the Regular Trustees and except as otherwise required by the Business Trust Act, each of the Regular Trustees is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

Section 3.13.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

               The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

Section 3.14.  DURATION OF TRUST.

               The Trust, unless terminated pursuant to the provisions of
Article VIII hereof, shall have existence for 55 years from the Closing Date.

Section 3.15.  MERGERS.

               (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c);

               (b) the Trust may, with the consent of a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; PROVIDED,
THAT:

                    (i) such successor entity (the "Successor Entity") either:

                           (A) expressly assumes all of the obligations of the Trust under the Securities; or

                           (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and maturity;

                    (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity which possesses the same powers and duties as the Property Trustee as the Holder of the Debentures and the

                           Sponsor expressly acknowledges such trustee of the Successor Entity as the holder of the Debenture Guarantee;

                    (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed;

                    (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                    (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                    (vi) such successor entity has a purpose identical to that of the Trust;

                    (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                           (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

                           (B)  following such merger, consolidation,
                                amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                    (viii) the Sponsor guarantees the obligations of such
                           Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee; and

               (c) notwithstanding Section 3.15(b), the Trust shall not consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                  ARTICLE IV
                                    SPONSOR

Section 4.1.   SPONSOR'S PURCHASE OF COMMON SECURITIES.

               On the Closing Date the Sponsor will purchase all the Common Securities issued by the Trust, at the same time as the Preferred Securities are sold, in an amount equal to 3% of the capital of the Trust.

Section 4.2.   RESPONSIBILITIES OF THE SPONSOR.

               In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

               (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-4 in relation to the Preferred Securities, including any amendments thereto;

               (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to take any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

               (c) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities;

               (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

               (e) to negotiate the terms of the Dealer Manager Agreement providing for the sale of the Preferred Securities.

                                   ARTICLE V
                                    TRUSTEES

Section 5.1.   NUMBER OF TRUSTEES.

               The number of Trustees shall initially be five (5), and:

               (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

               (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the

Common Securities voting as a class at a meeting of the Holders of the Common Securities; PROVIDED, HOWEVER, that the number of Trustees shall in no event be less than three (3); PROVIDED FURTHER that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware, (2) there shall be at least two Trustees who are employees or officers of, or are affiliated with the Sponsor; and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

Section 5.2.   DELAWARE TRUSTEE.

               If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

               (a)  a natural person who is a resident of the State of Delaware;
or

               (b) if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, provided that if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and
Section 3.11 shall have no application.

Section 5.3.   PROPERTY TRUSTEE; ELIGIBILITY.

               (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

                    (i)    not be an Affiliate of the Sponsor; and

                    (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published;

               (b) if at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c);

               (c) if the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act; and

               (d) the Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

Section 5.4.   QUALIFICATIONS OF REGULAR TRUSTEES AND DELAWARE TRUSTEE
               GENERALLY.

               Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity which shall act through one or more Authorized Officers.

Section 5.5.   INITIAL TRUSTEES.

               The initial Regular Trustees under this Declaration shall be:

                    Constance P. Campbell
                    188 Inverness Drive West
                    Englewood, Colorado 80112

                    Christine J. Brennet-Morris
                    188 Inverness Drive West
                    Englewood, Colorado 80112

                    Rahn K. Porter
                    188 Inverness Drive West
                    Englewood, Colorado 80112

               The initial Delaware Trustee under this Declaration shall be:

                    First Chicago Delaware Inc.
                    300 King Street
                    Wilmington, Delaware 19801

               The initial Property Trustee shall be:

                    The First National Bank of Chicago
                    One First National Plaza
                    Suite 0126
                    Chicago, Illinois 60670-0126

               Pursuant to Section 5.6(a)(i) hereof, the Sponsor hereby removes RCSP Inc. as the Delaware Trustee, who was appointed as such in the Original Declaration.

Section 5.6.   APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.

               (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

                    (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

                    (ii) after the issuance of any Securities by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

               (b)  (i)    the Trustee that acts as Property Trustee shall not
                           be removed in accordance with Section 5.6(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor;
                           and

                    (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4
                           (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor; and

               (c) a Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; PROVIDED, HOWEVER, that:

                    (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                    (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee; and

               (d) the Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee as the case may be if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6; and

               (e) if no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

Section 5.7.   VACANCIES AMONG TRUSTEES.

               If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

Section 5.8.   EFFECT OF VACANCIES.

               The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee, or any one of them, shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

Section 5.9.   MEETINGS.

               Meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting.
Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

Section 5.10.  DELEGATION OF POWER.

               (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in
Section 3.6 including any registration statement or amendment thereto filed with the Commission or making any other governmental filing; and

               (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                                   ARTICLE VI
                                  DISTRIBUTIONS

Section 6.1.   DISTRIBUTIONS.

               Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Additional Interest (as defined in the Indenture)), premium and principal on the Debentures (or the Sponsor makes a payment in respect of the Debenture Guarantee) held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

Section 7.1.   GENERAL PROVISIONS REGARDING SECURITIES.

               (a) The Regular Trustees shall, on behalf of the Trust, issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit A and incorporated herein by reference (the "Preferred Securities"), and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit A and incorporated herein by reference (the "Common Securities"). The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities;

               (b) the Certificates shall be signed on behalf of the Trust by the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees).

Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Certificate. In case any Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificate so signed shall be delivered by the Trust, such Certificate nevertheless may be delivered as though the person who signed such Certificate had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who shall at the actual date of execution of such Security, be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage;

               (c) the consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust;

               (d) upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable; and

               (e) every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by this Declaration.

                                    ARTICLE VIII
                       DISSOLUTION AND TERMINATION OF TRUST

Section 8.1.   DISSOLUTION AND TERMINATION OF TRUST.

               (a)  The Trust shall dissolve:

                    (i) upon the bankruptcy of the Sponsor or the Debenture Issuer;

                    (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the Debenture Issuer, upon the consent (other than in connection with a dissolution of the Trust pursuant to clause (v) of this Section 8.1(a)) of the Holders of at least a Majority in liquidation amount of the Securities, voting together as a single class, to file a certificate of cancellation with respect to the Trust, or the revocation of the charter of the Sponsor or the Debenture Issuer and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                    (iii) upon the entry of a decree of judicial dissolution of the Sponsor, the Debenture Issuer or the Trust;

                    (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                    (v) upon the election by the Sponsor, effective upon notice to the Trust, the Property Trustee and the Delaware Trustee, to dissolve the Trust in accordance with the terms of the Securities and all of the Debentures and Debenture Guarantees endorsed thereon shall have been distributed to the Holders of Securities in exchange for all of the Securities; or

                    (vi) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor; and

               (b) as soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon the completion of the winding up of the Trust, one of the Regular Trustees (each Regular Trustee being hereby authorized to take such action) shall file a certificate of cancellation with the Secretary of State of the State of Delaware terminating the Trust; and

               (c) the provisions of Section 3.9 and Article X shall survive the termination of the Trust.


                                    ARTICLE IX
                              TRANSFER OF INTERESTS

Section 9.1.   TRANSFER OF SECURITIES.

               (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void;

               (b) subject to this Article IX, Preferred Securities shall be freely transferable; and

               (c)  the Sponsor may not transfer the Common Securities.

Section 9.2.   TRANSFER OF CERTIFICATES.

               The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges which may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration and the documents incorporated by reference herein.

Section 9.3.   DEEMED SECURITY HOLDERS.

               The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trustees shall have actual or other notice thereof.

Section 9.4.   BOOK ENTRY INTERESTS.

               Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.7. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:

               (a) the provisions of this Section 9.4 shall be in full force and effect;

               (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners;

               (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this
Section 9.4 shall control; and

               (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global

Certificates to such Clearing Agency Participants; PROVIDED, that solely for the purposes of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, so long as Definitive Preferred Securities have not been issued, the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part.

Section 9.5.   NOTICES TO CLEARING AGENCY.

               Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7, the Regular Trustees shall give all such notices and communications, specified herein to be given to the Preferred Security Holders, to the Clearing Agency, and shall have no notice obligations to the Preferred Security Beneficial Owners.

Section 9.6.   APPOINTMENT OF SUCCESSOR CLEARING AGENCY.

               If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

Section 9.7.   DEFINITIVE PREFERRED SECURITY CERTIFICATES.

               If:

               (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

               (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities,

               then:

               (c) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities; and

               (d) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, such instructions. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

Section 9.8.   MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

               If:

               (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

               (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any two Regular Trustees on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.


                                    ARTICLE X
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

Section 10.1.  LIABILITY.

               (a) Except as expressly set forth in this Declaration, the Debenture Guarantee, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                    (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                    (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise; and

               (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Securities, in their capacity as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

Section 10.2.  EXCULPATION.

               (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, except as otherwise set forth in Section 3.9) or willful misconduct with respect to such acts or omissions; and

               (b) an Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

Section 10.3.  FIDUCIARY DUTY.

               (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than duties imposed on the Property Trustee under the Trust Indenture
Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person;

               (b)  unless otherwise expressly provided herein:

                    (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Persons; or

                    (ii) whenever this Declaration or any other agreement contemplated herein or therein provide that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise; and

               (c) whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                    (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                    (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

Section 10.4.  INDEMNIFICATION.

               (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, except as set forth in Section 3.9) or willful misconduct with respect to such acts or omissions; and

               (b) to the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.4(a); and

               (c) the provisions of this Section 10.4 shall survive the termination of this Declaration.

Section 10.5.  OUTSIDE BUSINESSES.

               Any Covered Person, the Sponsor, the Debenture Issuer, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Debenture Issuer, the

Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Debenture Issuer, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI
                                   ACCOUNTING

Section 11.1.  FISCAL YEAR.

               The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

Section 11.2.  CERTAIN ACCOUNTING MATTERS.

               (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon, as of the end of each Fiscal Year, by a firm of independent certified public accountants selected by the Regular Trustees;

               (b) the Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

               (c) the Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust; and

               (d) the Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

Section 11.3.  BANKING.

          The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; PROVIDED, HOWEVER, that all payments of funds in respect of the Debentures and the Debenture Guarantee held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; PROVIDED, HOWEVER, that the Property Trustee shall designate the sole signatories for the Property Trustee Account.

Section 11.4.  WITHHOLDING.

          The Trust and the Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over-withholding, Holders shall be limited to an action against the applicable jurisdiction.
If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS

Section 12.1.  AMENDMENTS.

          (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended by, and only by, a written instrument approved and executed by the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees); PROVIDED, HOWEVER, that:

               (i) no amendment shall be made, and any such purported amendment shall be void and ineffective, to the extent the result thereof would be to

                    (A) cause the Trust to fail to be classified for the purposes of United States federal income taxation as a grantor trust;

                    (B) reduce or otherwise adversely affect the powers of the Property Trustee; or

                     (C) cause the Trust to be deemed to be an Investment Company which is required to be registered under the Investment Company Act;

               (ii) at such time after the Trust has issued any Securities which remain outstanding, any amendment which would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

               (iii) Section 9.1 (c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

               (iv) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

               (v)   the rights of the holders of the Common Securities under
                     Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

          (b) Notwithstanding Section 12.1(a)(ii), this Declaration may be amended without the consent of the Holders of the Securities to:

               (i)   cure any ambiguity;

               (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

               (iii) add to the covenants, restrictions or obligations of the
                     Sponsor; and

               (iv) to ensure the Trust's status as a grantor trust for federal income tax purposes.

Section 12.2.  MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT.

          (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of such class of Holders, if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met; and

          (b) except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

               (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

               (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

               (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

               (iv) unless the Business Trust Act, the Trust Indenture Act, this Declaration, the terms of the Securities or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                 ARTICLE XIII
                  REPRESENTATIONS OF THE PROPERTY TRUSTEE AND
                             THE DELAWARE TRUSTEE

Section 13.1.  REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE.

          The Trustee which acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

          (a) The Property Trustee is a national banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

          (b) the execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) the execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Property Trustee;

          (d) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration;

          (e) the Property Trustee, pursuant to the Declaration, shall hold legal title and a valid ownership interest in the Debentures and the Debenture Guarantee; and

          (f) if the Property Trustee also acts as the Delaware Trustee, the Delaware Trustee under Delaware law is either a natural person who is a resident of the State of Delaware or if not a natural person, an entity which maintains its principal place of business in the State of Delaware.

Section 13.2.  REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE.

          The Trustees which act as initial Delaware Trustee and initial Property Trustee each represent and warrant, jointly and severally, to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee and each Successor Property Trustee each represent and warrant, jointly and severally, to the Trust and the Sponsor at the time of the Successor Delaware Trustee's or Successor Property Trustee's, as the case may be, acceptance of its appointment as such that:

          (a) The Delaware Trustee under Delaware law is either a natural person who is a resident of the State of Delaware or if not a natural person, an entity which maintains its principal place of business in the State of Delaware;

          (b)  the Delaware Trustee satisfies the requirements set forth in
Section 5.2 and has the power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration and, if it is not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

          (c) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. This Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law); and

          (d) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.


                                  ARTICLE XIV
                                 MISCELLANEOUS

Section 14.1.  NOTICES.

          All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

          (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

               MediaOne Finance Trust II
               c/o U S WEST, Inc. (to be renamed "MediaOne Group, Inc.") 188 Inverness Drive West
               Englewood, Colorado 80112
               Attention:  Treasurer

          (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

               First Chicago Delaware Inc.
               300 King Street
               Wilmington, Delaware  19801

          (c) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

               The First National Bank of Chicago
               One First National Plaza
               Suite 0126
               Chicago, Illinois 60670-0126
               Attention:  Corporate Trust Administration

          (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

               U S WEST, Inc. (to be renamed "MediaOne Group, Inc.") 188 Inverness Drive West
               Englewood, Colorado 80112
               Attention:  Treasurer

          (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

          All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

Section 14.2.  GOVERNING LAW.

          THIS DECLARATION AND THE RIGHTS AND OBLIGATIONS OF HOLDERS, THE TRUST, THE SPONSOR AND THE TRUSTEES SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE HOLDERS, THE TRUST, THE SPONSOR, THE TRUSTEES OR THIS DECLARATION ANY PROVISION OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE TRUSTEES AS SET FORTH OR REFERENCED IN THIS DECLARATION.
SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

Section 14.3.  INTENTION OF THE PARTIES.

          It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

Section 14.4.  HEADINGS.

          Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

Section 14.5.  SUCCESSORS AND ASSIGNS

          Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

Section 14.6.  PARTIAL ENFORCEABILITY.

          If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

Section 14.7.  COUNTERPARTS.

          This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


Constance P. Campbell
as Regular Trustee


___________________________
Christine J. Brennet-Morris
as Regular Trustee


___________________________
Rahn K. Partes
as Regular Trustee


___________________________
FIRST CHICAGO DELAWARE INC.
as Delaware Trustee


By: _______________________
    Name:
    Title:

THE FIRST NATIONAL BANK OF CHICAGO
as Property Trustee


By: _______________________
    Name:
    Title:

U S WEST, INC. (to be renamed "MediaOne Group, Inc.")
as Sponsor


By: _______________________
    Name:
    Title:

                                     EXHIBIT A

                                 TERMS OF SECURITIES

                                     EXHIBIT A

                                      TERMS OF
                       % TRUST ORIGINATED PREFERRED SECURITIES
                         % TRUST ORIGINATED COMON SECURITIES

          Pursuant to Section 7.1 of the Amended and Restated Declaration of
Trust, dated as of       , 1998 (as amended from time to time, the
"Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

     1.   DESIGNATION AND NUMBER.

          (a)  PREFERRED SECURITIES.            Preferred Securities of the
Trust with an aggregate liquidation amount with respect to the assets of the
Trust of             Dollars ($           ), and a liquidation amount with
respect to the assets of the Trust of $25 per Preferred Security, are hereby designated for the purposes of identification only as " %Trust Originated Preferred Securities" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

          (b)  COMMON SECURITIES.            Common Securities of the Trust
with an aggregate liquidation amount with respect to the assets of the Trust
of          Dollars ($           ), and a liquidation amount with respect to
the assets of the Trust of $25 per Common Security, are hereby designated for the purposes of identification only as " % Trust Originated Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex II, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

     2.   DISTRIBUTIONS.

          (a)  Periodic Distributions payable on each Security will be fixed
at a rate per annum of   % (the "Coupon Rate") of the stated liquidation
amount of $25 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used in these terms includes such periodic cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures or the Debenture Guarantee held by the Property Trustee. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed in such a 30-day month.

          (b)  Distributions on the Securities will be cumulative, will
accrue from         , 1998 and will be payable quarterly in arrears, on March
31, June 30, September 30, and December 31 of each year, commencing on        ,
1998, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each, an "Extension Period") and, as a consequence of such extension, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period;
PROVIDED THAT such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred Securities will be made as described under the heading "Chapter 6: The New Preferred Securities -- The New Preferred Securities -- Book-Entry Only Issuance; The Depository Trust Company" in the Prospectus dated __________, 1998 (the "Prospectus") of the Trust included in the Registration Statement on Form S-4 of the Sponsor, the Debenture Issuer, the Trust and a certain other business trust. The relevant record dates for the Common Securities shall be the same record dates as for the Preferred Securities. If the Preferred Securities shall not continue to remain in book-entry only form, the relevant record dates for the Preferred Securities, shall conform to the rules of any securities exchange on which the securities are listed and, if none, shall be selected by the Regular Trustees, which dates shall be at least one Business Day but less than 60 Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer or the Sponsor having failed to make a payment under the Debentures or the Debenture Guarantee, as the case may be, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

          (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

     3.   LIQUIDATION DISTRIBUTION UPON DISSOLUTION.

          In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with
Section 3808(e) of the Business Trust Act, an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with
Section 3808(e) of the Business Trust Act.

          If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

     4.   REDEMPTION AND DISTRIBUTION.

          (a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption, the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, at a redemption price of $25 per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days notice of such redemption.

          (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in Paragraph 4(f)(ii) below.

          (c) If, at any time, a Tax Event or an Investment Company Event (each as defined below, and each a "Special Event") shall occur and be continuing, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole or in part for cash within 90 days following the occurrence of such Special Event, and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis in accordance with Paragraph 8 hereof. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities will have priority over the Common Securities with respect to payment of the Redemption Price.

          "Tax Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that on or after the date of the Prospectus Supplement, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority therefore or therein, or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after the date of the Prospectus Supplement, there is more than an insubstantial risk that (i) the Trust is or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges, or (iii) interest payable by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.

          "Investment Company Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of the Prospectus Supplement.

          (d) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

          (e) In the event that the Sponsor makes the election referred to in Section 8.1(a)(v) of the Declaration, the Regular Trustees shall dissolve the Trust and, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, cause Debentures, held by the Property Trustee, having an aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on and having the same record date for payment, as the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis in accordance with paragraph 8 hereof. On and from the date fixed by the Regular Trustees for any distribution of Debentures and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding,
(ii) The Depository Trust Company (the "Depository") or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures and the Debenture Guarantee to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Preferred Securities held by the Depository or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue. If the Debentures are distributed to Holders of the Securities, pursuant to the terms of the Indenture, the Debenture Issuer will use its best efforts to have the Debentures isted on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

     (f)  REDEMPTION OR DISTRIBUTION PROCEDURES.
               (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed, by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

               (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed will be redeemed Pro Rata from each Holder of Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by DTC (or any successor Clearing Agency) or any other nominee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

               (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice which notice may only be issued if the Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable) then (A) while the Preferred Securities are in book-entry only form, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with the Depository (or successor Clearing Agency) funds sufficient to pay the Redemption Price with respect to the Preferred Securities and will give the Depository irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities, and (B) if the Preferred Securities are issued in definitive form, with respect to the Preferred Securities, and with respect to the Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities which have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or othr payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue, from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

               (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Preferred Securities, the Depository or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or if Definitive Preferred Security Certificates have been issued, to the Holder thereof, and
(B) in respect of the Common Securities to the Holder thereof.

               (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

          5.   VOTING RIGHTS - PREFERRED SECURITIES.

          (a) Except as provided under paragraphs 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

          (b) Subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waiving any past default and its consequences that is waivable under Section 6.06 of the Indenture, or (iii) exercising any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, PROVIDED, HOWEVER, that where a consent under the Indenture would require the consent or act of the Holders greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Preferred Securities may institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing with respect to the Preferred Securities and such event is attributable to the failure of the Debenture Issuer or the Sponsor to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a holder o Preferred Securities may institute a proceeding for enforcement of payment to such holder of the principal of, or interest on, Debentures having a principal amount equal to he aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the Debentures.

          Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor, or by any entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

          6.   VOTING RIGHTS - COMMON SECURITIES.

          (a) Except as provided under paragraphs 6(b), 6(c) and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

          (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

          (c) Subject to Section 2.6 of the Declaration and only after all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waiving any past default and its consequences that is waivable under Section 6.06 of the Indenture, or (iii) exercising any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, PROVIDED, HOWEVER, that where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this paragraph 6(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing with respect to the Common Securities and such event is attributable to the failure of the Debenture Issuer or the Sponsor to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a holder of Common Securities may institute a proceeding for enforcement of payment to such holder of the principal of, or interest on, Debentures having a principal amount equal to the aggregate liquidation amount of the Common Securities of such holder on or after the respective due date specified in the Debentures.

          Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and
(iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          7.   AMENDMENTS TO DECLARATION AND INDENTURE.

          (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, voting together as a single class; PROVIDED, HOWEVER, that if any amendment or proposal referred to in clause
(i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

          (b) In the event the consent of the Property Trustee as the holder of the Debentures and the Debenture Guarantee is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Debentures or the Debenture Guarantee, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; PROVIDED, HOWEVER, that where a consent under the Indenture would require the consent of the Holders of greater than a majority in aggregate principal amount of the Debentures (a "Super Majority"), the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; PROVIDED, FURTHER, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 7(b) unless the Property Trustee has been furnished an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

          8.   PRO RATA.

          A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Indenture has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

          9.   RANKING.

          The Preferred Securities rank PARI PASSU and payment thereon shall be made Pro Rata with the Common Securities except that where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

          10.  LISTING.

          The Regular Trustees shall use their best efforts to cause the Preferred Securities to be listed for quotation on the New York Stock Exchange Limited.

          11.  ACCEPTANCE OF SECURITIES GUARANTEE AND INDENTURE.

          Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

          12.  NO PREEMPTIVE RIGHTS.

          The Holders of the Securities shall have no preemptive rights to subscribe for any additional Securities.

          13. MISCELLANEOUS.

          These terms constitute a part of the Declaration.

          The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.

                                      ANNEX I

          [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

          Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

Certificate Number                               Number of Preferred Securities

                                                            CUSIP NO.__________

                    Certificate Evidencing Preferred Securities

                                         of

                             MEDIAONE FINANCE TRUST II

                      % Trust Originated Preferred Securities.
                   (liquidation amount $25 per Preferred Security)

          MEDIAONE FINANCE TRUST II, a business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ___________ (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust
designated the   % Trust Originated Preferred Securities (liquidation amount
$25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of, ______ 1998, as the same may be amended from time to time (the "Declaration") including the designation of the terms of the Preferred Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

          IN WITNESS WHEREOF, the Trust has executed this certificate this day of _____________, 199__.


                                       as Trustee

                                       ----------------------------------------


                                       as Trustee

                                       ----------------------------------------
\

                             -------------------

                                     ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Insert address and zip code of assignee) and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      ---------------------------------

Signature:
           ----------------------------
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

                                    ANNEX II

                          TRANSFER OF THIS CERTIFICATE
                          IS SUBJECT TO THE CONDITIONS
                          SET FORTH IN THE DECLARATION
                               REFERRED TO BELOW

Certificate Number                                   Number of Common Securities

                    Certificate Evidencing Common Securities

                                       of

                           MEDIAONE FINANCE TRUST II


                               Common Securities.
                  (liquidation amount $25 per Common Security)

     MEDIAONE FINANCE TRUST II, a business trust formed under the laws of the
State of Delaware (the "Trust"), hereby certifies that                 (the
"Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust
designated the    % Trust Originated Common Securities (liquidation amount
$25 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust
dated as of         , 1998, as the same may be amended from time to time (the
"Declaration") including the designation of the terms of the Common Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this day of _____________, 199__.



                                       as Trustee

                                       ----------------------------------------


                                       as Trustee

                                       ----------------------------------------
\

                             -------------------

                                     ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Insert address and zip code of assignee) and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      ---------------------------------

Signature:
           ----------------------------
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

                                    EXHIBIT B

                             SPECIMEN OF DEBENTURE

                                   EXHIBIT C

                            DEALER MANAGER AGREEMENT

                                                                      EXHIBIT C


                   FORM OF OPINIONS OF WEIL, GOTSHAL & MANAGES LLP


TO BE DELIVERED ON THE COMMENCEMENT DATE:


     (i) The Registration Statement is effective under the Securities Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission.

     (ii) At the time the Registration Statement became effective and at the Settlement Date, the Registration Statement (other than the documents incorporated by reference, the financial statements and supporting schedules, included therein and other financial and statistical data included therein and those parts of the Registration Statement that constitute the Indenture Trustee's and the Property Trustee's respective Statements of Eligibility and Qualification under the Trust Indenture Act (Form T-1), as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the Trust Indenture Act, and the rules and regulations promulgated thereunder.

     (iii)  The statements in the Prospectus under the captions "Chapter
6:The New Preferred Securities--The New Preferred Securities," "--Description of the New Debt Securities and the New Debt Guarantees," "--Description of the New Preferred Securities Guarantees," and "--Effect of Obligations Under the New Debt Securities, the New Debt Guarantees and the New Preferred Securities Guarantee," insofar as they constitute summaries of legal matters or documents, have been reviewed by such counsel and are accurate in all material respects.

     (iv) The section of the Prospectus entitled "Certain Federal Income Tax Consequences" is accurate in all material respects.

     (v) U S WEST is a corporation in good standing, duly incorporated and validly exiting under the laws of the State of Delaware and is authorized by its articles or certificate of incorporation to transact the business in which it is engaged, as set forth in the Prospectus.

     (vi) Capital Funding is a corporation in good standing, duly incorporated and validly exiting under the laws of the State of Colorado and is authorized by its articles of incorporation to transact the business in which it is engaged, as set forth in the Prospectus.

(vii) MediaOne Funding is a corporation in good standing, duly incorporated and validly exiting under the laws of its state of incorporation and is authorized by its articles of incorporation to transact the business in which it is engaged, as set forth in the Prospectus.

     (viii) The execution, delivery and performance of this Agreement by U S WEST and Capital Funding have been duly authorized by all necessary corporate action on the part of U S WEST and Capital Funding; and this Agreement has been duly and validly executed and delivered by each of U S WEST and Capital Funding.

     (ix) No federal authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the execution and delivery by U S WEST or MediaOne Funding or the issuance of the Common Securities, the New Preferred Securities, the New Debt Securities or the Guarantees pursuant to the terms of this Agreement, except such as have been obtained under the Securities Act and the rules and regulations thereunder, the Exchange Act and the rules and regulations thereunder, and the qualification of the Trust Agreement and the Indenture under the Trust Indenture Act.

     (x) The Trust Agreements and the New Preferred Securities Guarantees have been duly qualified under the Trust Indenture Act.

     (xi) The New Series I Trust and the New Series II Trust are not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.


TO BE DELIVERED ON THE SETTLEMENT DATE:


     (xii) Assuming that each of the guarantee agreements has been duly authorized by U S WEST, each of the guarantee agreements has been duly executed and delivered by U S WEST and assuming due authorization, execution and delivery by the Indenture Trustee constitutes a valid and binding obligation of U S WEST, enforceable against U S WEST in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

     (xiii) Assuming that the Indenture has been duly authorized by each of U S WEST and MediaOne Funding and has been duly authorized, executed and delivered by the Indenture Trustee, the Indenture has been duly executed and delivered by each of U S WEST and MediaOne Funding and is a valid and binding obligation of each of U S WEST and MediaOne Funding, enforceable against each of U S WEST and MediaOne Funding in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Indenture has been duly qualified under the Trust Indenture Act.

     (xiv) Assuming that the New Series I Debt Securities and New Series II Debt Securities have been duly authorized by MediaOne Funding, the New Series I Debt Securities and New Series II Debt Securities have been duly executed by MediaOne Funding, and when authenticated in the manner provided in the Indenture and delivered against exchange therefor as described in the Prospectus, will constitute valid and binding obligations of MediaOne Funding, enforceable against MediaOne Funding in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

     (xv) Assuming that the New Preferred Securities Guarantees have been duly authorized by U S WEST, the New Preferred Securities Guarantees have been duly executed by U S WEST, and when authenticated in the manner provided in the Indenture and delivered against payment therefor as described in the Prospectus, constitute a valid and binding obligation of U S WEST, enforceable against U S WEST in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

     (xvi) The New Series I Trust and the New Series II Trust will not be classified as a grantor trust for United States federal income tax purposes.

     In addition, on each of the Commencement Date and the Settlement Date such opinion shall state that such counsel has participated in the preparation of the Offering Materials, including the documents incorporated by reference therein, and in conferences with officers and other representatives of U S WEST, Capital Funding, New Series I Trust, New Series II Trust and MediaOne, and representatives and counsel for the Dealer Managers at which the contents of the Offering Materials and related matters were discussed and, although such counsel need not undertake to determine independently nor pass upon or assume any responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Offering Materials, on the basis of and subject to the foregoing, no facts have come to the attention of such counsel to lead such counsel to believe that the Offering Materials (including the Schedule 13E-4) or any amendment thereto (except for the financial statements, notes or schedules thereto and other financial and statistical data included therein or omitted therefrom and except for that part of the Registration Statement that constitutes the Forms T-1), as of the date of the Offering Materials and at the Settlement Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading

     In giving such opinions, Weil, Gotshal & Manges may rely as to matters governed by the laws of the State of Colorado on an opinion or opinions of Stephen E. Brilz, Esq., and as to certain matters governed by the laws of the State of Delaware, on an opinion or opinions of Morris, Nichols, Arsht & Tunnell, respectively, provided that such opinion or opinions shall be addressed to the Dealer Managers, shall be dated as of such date and shall expressly permit Weil, Gotshal & Manges to rely thereon.

                                                                       EXHIBIT D


                   FORM OF OPINION OF STEPHEN E. BRILZ, ESQ.


TO BE DELIVERED ON THE COMMENCEMENT DATE:


     (A) U S WEST has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Colorado with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Materials and to enter into and perform its obligations under this Agreement, the Trust Agreement, the Indenture and each of the guarantee agreements and to purchase, own and hold the Common Securities issued by New Series I Trust and New Series II Trust, respectively. U S WEST has all requisite corporate power and authority to make and consummate the Offers in accordance with their terms.

     (B) Capital Funding has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Colorado with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Materials and to enter into and perform its obligations under this Agreement.

     (C) MediaOne Funding has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Materials and to enter into and perform its obligations under Indenture and the Trust Agreements.

     (D) The execution, delivery and performance of this Agreement, the Trust Agreement, the New Preferred Securities, the Common Securities, the Indenture, the New Debt Securities, the Guarantee Agreements, the Indenture and the New Preferred Securities Guarantees and the consummation of the transactions contemplated herein and therein and compliance by U S WEST and Capital Funding with their respective obligations hereunder and thereunder will not conflict with in any material matter or result in a material breach or violation of any term or provision of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument known to such counsel to which U S WEST, any of U S WEST Communications Group, Inc., U S WEST Communications Inc. and Capital Funding (the "Significant Subsidiaries") or the New Series I Trust or New Series II Trust is a party or by which any of them may be bound, or to which any of the property or assets of U S West, any of the Significant Subsidiaries or the New Series I Trust or the New Series II Trust is subject, nor will such action result in any violation of the provisions of the charter or by-laws of U S WEST or of Capital Funding or the Trust Agreement or the Certificate of Trust, or any statute (other than the Securities Act or state securities or Blue Sky laws) or any order, rule or regulation known to such counsel of any court or Other Agency having jurisdiction over U S WEST or any of its subsidiaries or any of their properties; except any statute, order, rule or regulation the violation of which would not have a material adverse effect on the consolidated financial position, shareholders' equity or results of U S WEST taken as a whole.

     (E) No state authorization, approval, consent or order of any court or Other Agency is required in connection with the issuance of the Common Securities or the exchange of the New Preferred Securities, the New Debt Securities or the Preferred Securities Guarantees, except such as have been obtained under the Securities Act or the rules and regulations thereunder, and the qualification of the Trust Agreements and the Indenture under the Trust Indenture Act and such as may be required under state securities law.

     (F) The Schedule l3E-4 (except for any financial data contained therein as to which counsel does not express an opinion) complies in all material respects to the requirements of Section 13(e) of the Exchange Act and the rules and regulations thereunder.


TO BE DELIVERED ON THE SETTLEMENT DATE:


     (G) The Trust Agreements have been duly authorized, executed and delivered by U S WEST and the Indenture Trustee.

     (H) This Agreement, the guarantee agreements, the Indenture, the New Preferred Securities, the Common Securities, the New Debt Securities and the New Preferred Securities Guarantees have been duly authorized, executed and delivered by U S WEST.

     (I) This Agreement, the Indenture, the New Preferred Securities, the Common Securities, the New Debt Securities, and the Preferred Securities Guarantees have been duly authorized, executed and delivered by MediaOne Funding.

     (J) No state authorization, approval, consent or order of any court or Other Agency is required in connection with the issuance of the Common Securities or the exchange of the New Preferred Securities, the New Debt Securities or the Preferred Securities Guarantees, except such as have been obtained under the Securities Act or the rules and regulations thereunder, and the qualification of the Trust Agreements and the Indenture under the Trust Indenture Act and such as may be required under state securities law.

     (K) All of the issued and outstanding Common Securities of the New Series I Trust and New Series II Trust are directly owned by U S WEST free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

     (L) The Indenture Trustee is the record holder of New Debt Securities and the Preferred Securities Guarantees and no security interest, mortgage, pledge, lien, encumbrance, claim or equity is noted thereon or on the register.

     (M) Each of the documents incorporated by reference in the Offering Materials at the time they were filed or last amended (other than the financial statements and related schedules and other financial or statistical data included or incorporated by reference therein as to which such counsel need express no opinion), complied as to form in all material respects with the requirements of the Securities Act, the rules and regulations thereunder and the Exchange Act, the rules and regulations thereunder, as applicable.

     In giving such opinions, Stephen E. Brilz, Esq. may rely as to certain matters governed by the laws of the State of Delaware or the State of New York on an opinion or opinions of Morris, Nichols, Arsht & Tunnell and Weil, Gotshal & Manges, respectively, provided that such opinion or opinions shall be addressed to the Dealer Managers, shall be dated as of such date and shall expressly permit Stephen E. Brilz, Esq. to rely thereon.

                                                                       EXHIBIT E


[TO BE REVISED AFTER DISCUSSIONS WITH MORRIS NICHOLS]

              FORM OF OPINION OF MORRIS, NICHOLS, ARSHT & TUNNELL


TO BE DELIVERED ON THE COMMENCEMENT DATE:


     (i) Each of New Series I Trust and the New Series II Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the creation and valid existence of each of New Series I Trust and the New Series II Trust as a business trust have been made; under the Delaware Act and the Trust Agreement, each of New Series I Trust and the New Series II Trust has the business trust power and authority to own property and conduct its business, all as described in the Offering Materials, (y) enter into and perform its obligations under this Agreement, and (z) issue and perform its obligations under the New Preferred Securities and the Common Securities.

     (ii) The issuance and exchange by the New Series I Trust and the New Series II Trust of the New Preferred Securities and Common Securities; the execution, delivery and performance by the New Series I Trust and the New Series II Trust of this Agreement; and the consummation of the transactions contemplated herein and therein; and compliance by the New Series I Trust and the New Series II Trust with their obligations hereunder and thereunder will not violate any of the provisions of the Certificate of Trust or the Trust Agreement, or any applicable Delaware law or administrative regulation.


TO BE DELIVERED ON THE SETTLEMENT DATE:


     (iii) Assuming the Trust Agreement has been duly authorized, executed and delivered by the Indenture Trustee and U S WEST, the Trust Agreement is a valid and binding obligation of U S WEST and the Indenture Trustee, enforceable against U S WEST and the Indenture Trustee, in accordance with its terms, except as enforcement thereof may be limited by the (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, and (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law).

     (iv) Under the Delaware Act and the Trust Agreement, the execution and delivery by New Series I Trust and New Series II Trust of this Agreement, and the performance by

New Series I Trust and New Series II Trust of each of their obligations thereunder, have been duly authorized by all necessary business trust action on the part of the Trust; and this Agreement and the Pricing Agreement have been duly executed and delivered by New Series I Trust and New Series II Trust, respectively, under the laws of Delaware.

     (v) The Common Securities have been duly authorized by the Trust Agreement and are validly issued and represent undivided beneficial interests in the assets of the New Series I Trust and New Series II Trust, respectively; and under the Delaware Act and the Trust Agreement, the issuance of the Common Securities is not subject to preemptive rights.

     (vi) The New Preferred Securities to be exchanged for Old Preferred Securities have been duly authorized by the Trust Agreements and, when exchanged for Old Preferred Securities pursuant to the Offers, will be validly issued, and (subject to the qualifications set forth herein) fully paid and nonassessable undivided beneficial interests in the assets of New Series I Trust or New Series II Trust, respectively; the holders of the New Preferred Securities, as beneficial owners of New Series I Trust or New Series II Trust, respectively, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; and under the Delaware Act and the Trust Agreement, the issuance of the New Preferred Securities is not subject to preemptive rights. Such counsel may note that the New Preferred Security holders may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of New Preferred Security Certificates and the issuance of replacement New Preferred Security Certificates, and (ii) provide security and indemnity in connection with requests of or directions to the property trustee to exercise its rights and powers under the Trust Agreement.

     (vii) Assuming that the New Series I Trust and the New Series II Trust derive no income from or in connection with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Act and the filing of documents with the Delaware Secretary of State) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the New Series I Trust and the New Series II Trust solely in connection with the issuance and exchange of the Common Securities and the New Preferred Securities or the exchange by the Trust of the Subordinated Debt Securities and the Guarantees except such as have been obtained and such as may be required by state securities laws.

                                                                       EXHIBIT F

[TO BE REVISED AFTER DISCUSSIONS WITH PEPPER HAMILTON]

                 FORM OF OPINION OF PEPPER, HAMILTON & SCHEETZ


TO BE DELIVERED ON THE SETTLEMENT DATE:


     (i) , a trustee (the "Delaware Trustee") of the New Series I Trust is a natural person and is a resident of the State of Delaware.

     (ii) The Trust Agreement for New Series II Trust has been duly executed and delivered by each property trustee and the Delaware Trustee, and constitutes the legal, valid and binding obligation of each property trustee and the Delaware Trustee, respectively, enforceable against each property trustee and the Delaware Trustee in accordance with its terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions.

     (iii) , a trustee (the "Delaware Trustee") of the New Series II Trust is a natural person and is a resident of the State of Delaware.

     (iv) The Trust Agreement for New Series II Trust has been duly executed and delivered by each property trustee and the Delaware Trustee, and constitutes the legal, valid and binding obligation of each property trustee and the Delaware Trustee, respectively, enforceable against each property trustee and the Delaware Trustee in accordance with its terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions.

     In giving such opinion, Pepper, Hamilton & Scheetz may rely as to matters governed by the laws of the State of Colorado on an opinion of Stephen E. Brilz, Esq. as to matters concerning The First National Bank of Chicago under the federal banking laws on an opinion the Law Department of The First National Bank of Chicago, Norwest Bank Minnesota, N.A., under the federal banking laws on an opinion the Law Department of Norwest Bank Minnesota, N.A., respectively, provided that such opinion or opinions shall be addressed to the Dealers Managers, shall be dated as of such date and shall expressly permit Pepper, Hamilton & Scheetz to rely thereon.

          This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

          Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


Certificate Number                                Number of Preferred Securities
     P-1

                                                                       CUSIP NO.

                    Certificate Evidencing Preferred Securities

                                         of

                             MEDIAONE FINANCE TRUST II

                    ___% Trust Originated Preferred Securities.
                  (liquidation amount $25 per Preferred Security)

     MEDIAONE FINANCE TRUST II, a business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the

____% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ________ __, 1998, as the same may be amended from time to time (the "Declaration") including the designation of the terms of the Preferred Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration.
The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extend provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

          IN WITNESS WHEREOF, the Trust has executed this certificate this ___th day of __________, 1998.


                                                 as Trustee


                                                 -------------------------------


                                                 as Trustee


                                                 -------------------------------

                           ------------------------------

                                     ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert address and zip code of assignee) and irrevocably appoints

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________ agent to transfer this
Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ____________________

Signature: _______________

(Sign exactly as your name appears on the other side of this Preferred Security Certificate)